Exhibit 99.4

WRITTEN STATEMENT OF THE WISCONSIN PUBLIC SERVICE CORPORATION

CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

    Pursuant to 18 U.S.C. Section 1350, I, the undersigned Senior Vice President and Chief Financial Officer of Wisconsin Public Service Corporation hereby certify, based on my knowledge, that the Annual Report on Form 10-K of Wisconsin Public Service Corporation for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Wisconsin Public Service Corporation.

/s/ Joseph P. O'Leary

_____________________________________

Joseph P. O'Leary
Senior Vice President and Chief Financial Officer
Wisconsin Public Service Corporation

March 10, 2003

    This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.